UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FORM N-Q

JULY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 46.4%
CONSUMER DISCRETIONARY - 9.2%
Automobiles - 3.0%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	900,000	$1,130,890

Hotels, Restaurants & Leisure - 3.6%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	187,150
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	331,875
CCM Merger Inc., Notes	8.000%	8/1/13	80,000	80,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	180,000	174,600	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	60,000	65,850
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	97,538
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	237,287
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	90,000	91,800	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	104,400
Station Casinos Inc., Senior Notes	6.000%	4/1/12	100,000	10	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	260,000	26	(b)(c)

Total Hotels, Restaurants & Leisure				1,370,536

Media - 1.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	32,175
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	30,100	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	275,938
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	150,000	160,875
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	55,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	100,000	100,750	(a)

Total Media				655,463

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	150,000	141,750

Textiles, Apparel & Luxury Goods - 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	165,000	187,481

TOTAL CONSUMER DISCRETIONARY				3,486,120

CONSUMER STAPLES - 0.8%
Beverages - 0.3%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	92,200

Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	85,000	89,038	(a)

Tobacco - 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	106,150

TOTAL CONSUMER STAPLES				287,388

ENERGY - 9.9%
Energy Equipment & Services - 1.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	158,250
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	89,250	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	248,400

Total Energy Equipment & Services				495,900

Oil, Gas & Consumable Fuels - 8.6%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000	114,750
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	155,000	172,825
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	320,000	317,600	(a)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	279,375
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	130,000	131,950	(a)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	604,808
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	310,000	337,470	(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	65,450	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	95,000	107,825
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	67,050

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	$145,000
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	310,000	340,225
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	178,500
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	53,937
Williams Cos. Inc., Debentures	7.500%	1/15/31	245,000	291,195
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	28,000	36,868

Total Oil, Gas & Consumable Fuels				3,244,828

TOTAL ENERGY				3,740,728

FINANCIALS - 3.5%
Consumer Finance - 0.7%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	57,392
SLM Corp., Medium-Term Notes	8.000%	3/25/20	170,000	186,555

Total Consumer Finance				243,947

Diversified Financial Services - 2.7%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	862,400
Leucadia National Corp., Senior Notes	7.125%	3/15/17	50,000	52,313
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	108,000	(a)

Total Diversified Financial Services				1,022,713

Insurance - 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	40,000	37,595	(d)(e)

TOTAL FINANCIALS				1,304,255

HEALTH CARE - 1.8%
Health Care Providers & Services - 1.7%
HCA Inc., Debentures	7.500%	11/15/95	10,000	8,250
HCA Inc., Notes	6.375%	1/15/15	200,000	205,000
HCA Inc., Senior Secured Notes	9.625%	11/15/16	153,000	164,092	(f)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	113,000	125,430
US Oncology Inc.	0.000%	8/15/17	210,000	4,725
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	123,600

Total Health Care Providers & Services				631,097

Pharmaceuticals - 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	60,000	63,450	(a)

TOTAL HEALTH CARE				694,547

INDUSTRIALS - 3.7%
Airlines - 0.6%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	72,450	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	114,844	116,142
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	40,000	42,750	(a)

Total Airlines				231,342

Commercial Services & Supplies - 1.2%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	120,000	134,550
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	62,100	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	210,000	237,825	(a)

Total Commercial Services & Supplies				434,475

Road & Rail - 1.8%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	312,650
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	328,000	362,440

Total Road & Rail				675,090

Trading Companies & Distributors - 0.1%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	41,500

TOTAL INDUSTRIALS				1,382,407

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INFORMATION TECHNOLOGY - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	$229,950	(a)

MATERIALS - 4.7%
Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	43,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	120,000	117,300	(a)

Total Containers & Packaging				160,300

Metals & Mining - 3.5%
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	105,000	111,431
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	625,000	673,437
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,148
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	48,047
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	453,600	(a)

Total Metals & Mining				1,320,663

Paper & Forest Products - 0.8%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	280,550

TOTAL MATERIALS				1,761,513

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.4%
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	53,000	58,433
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	25,000	26,344
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	65,000	69,387

Total Diversified Telecommunication Services				154,164

Wireless Telecommunication Services - 2.5%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	926,350

TOTAL TELECOMMUNICATION SERVICES				1,080,514

UTILITIES - 9.3%
Independent Power Producers & Energy Traders - 9.3%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	757,987
AES Corp., Senior Notes	7.750%	10/15/15	80,000	86,800
AES Corp., Senior Notes	8.000%	6/1/20	900,000	976,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	60,000	63,075	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	77,500
Edison Mission Energy, Senior Notes	7.750%	6/15/16	60,000	52,200
Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	132,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,187,361
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	184,678

TOTAL UTILITIES				3,518,151

TOTAL CORPORATE BONDS & NOTES (Cost - $17,033,221)				17,485,573

ASSET-BACKED SECURITIES - 0.2%
FINANCIALS - 0.2%
Greenpoint Manufactured Housing, 1999-2 A2	3.109%	3/18/29	50,000	40,500	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.190%	2/20/32	25,000	20,364	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.189%	3/13/32	25,000	19,718	(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $83,312)				80,582

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO (Cost - $103,605)	1.518%	8/25/20	1,171,986	108,187	(d)

COLLATERALIZED SENIOR LOANS - 15.2%
CONSUMER DISCRETIONARY - 10.1%
Hotels, Restaurants & Leisure - 5.5%
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	989,950	1,035,060	(g)
El Pollo Loco Inc., New Term Loan	10.000%	7/14/17	40,000	38,900	(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure - continued
Wynn Las Vegas LLC, Term Loan B	3.190%	8/17/15	1,000,000		$998,125	(g)

Total Hotels, Restaurants & Leisure					2,072,085

Media - 4.6%
Cengage Learning Acquisitions Inc., Term Loan	2.500%	7/3/14	989,717		867,487	(g)
Charter Communications Operating LLC, Term Loan C	3.500%	9/6/16	429,711		428,368	(g)
Univision Communications Inc.	4.437%	3/31/17	437,074		416,286	(g)
Total Media					1,712,141

TOTAL CONSUMER DISCRETIONARY					3,784,226

HEALTH CARE - 2.1%
Health Care Providers & Services - 2.1%
Community Health Systems Inc., Delayed Draw Term Loan	2.561%	7/25/14	23,829		23,061	(g)
Community Health Systems Inc., Term Loan B	2.561%	7/25/14	463,684		448,730	(g)
HCA Inc., Term Loan B1	2.496%	11/18/13	319,505		317,362	(g)

TOTAL HEALTH CARE					789,153

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.4%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.187 - 2.246%	3/26/14	191,853		158,279	(g)

Industrial Conglomerates - 1.3%
Pinafore LLC, Term Loan B	4.250%	9/29/16	490,844		491,878	(g)

Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	36,404		36,404	(g)(h)

TOTAL INDUSTRIALS					686,561

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.8%
First Data Corp., Term Loan B2	2.937 - 4.187%	9/24/14	323,593		302,357	(g)

MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Georgia-Pacific Corp., Term Loan B1	2.246 - 2.250%	12/21/12	166,343		166,413	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $5,646,519)					5,728,710

SOVEREIGN BONDS - 21.2%
Brazil - 8.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	217,000	BRL	131,815
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,040,000	BRL	2,897,091

Total Brazil					3,028,906

India - 1.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	470,000		465,300	(a)(d)

Malaysia - 2.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,650,000	MYR	908,142
Government of Malaysia, Senior Bonds	4.262%	9/15/16	295,000	MYR	102,907

Total Malaysia					1,011,049

Mexico - 3.6%
Mexican Bonos, Bonds	8.000%	6/11/20	12,205,000	MXN	1,146,510
United Mexican States, Bonds	10.000%	12/5/24	2,000,000	MXN	216,899

Total Mexico					1,363,409

Poland - 5.6%
Republic of Poland, Bonds	5.500%	4/25/15	5,795,000	PLN	2,115,029

TOTAL SOVEREIGN BONDS (Cost - $7,615,906)					7,983,693

			SHARES
COMMON STOCKS - 0.5%
INDUSTRIALS - 0.3%
Marine - 0.3%
DeepOcean Group Holding AS			4,873		93,805	(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2011

SECURITY	SHARES	VALUE
MATERIALS - 0.2%
Chemicals - 0.2%
Georgia Gulf Corp.	3,837	$76,894	*

TOTAL COMMON STOCKS (Cost - $251,103)		170,699

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $30,733,666)		31,557,444

			FACE AMOUNT †
SHORT-TERM INVESTMENTS - 8.4%
U.S. Government Agencies - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost-$179,903)	0.120%	1/10/12	180,000	179,879	(i)(j)

Repurchase Agreements - 7.9%
Credit Suisse First Boston Inc. repurchase agreement dated 7/29/11; Proceed at maturity- $3,000,023; (Fully collaterlized by U.S. government obligations, 0.375% due 10/31/12; Market Value- $3,057,818) (Cost-$3,000,000)	0.090%	8/1/11	3,000,000	3,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,179,903)				3,179,879

TOTAL INVESTMENTS - 92.2% (Cost - $33,913,569#)				34,737,323
Other Assets in Excess of Liabilities - 7.8%				2,940,369

TOTAL NET ASSETS - 100.0%				$37,677,692

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2011.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Corporate bonds & notes	—	$17,485,573	—	$17,485,573
Asset-backed securities	—	80,582	—	80,582
Collateralized mortgage obligations	—	108,187	—	108,187
Collateralized senior loans	—	5,692,306	$36,404	5,728,710
Sovereign bonds	—	7,983,693	—	7,983,693
Common stocks	$76,894	—	93,805	170,699

Total long-term investments	$76,894	$31,350,341	$130,209	$31,557,444

Short-term investments†	—	3,179,879	—	3,179,879

Total investments	$76,894	$34,530,220	$130,209	$34,737,323

Other financial instruments:
Futures contracts	$142,602	—	—	$142,602
Forward foreign currency contracts	—	$353,688	—	353,688

Total other financial instruments	$142,602	$353,688	—	$496,290

Total	$219,496	$34,883,908	$130,209	$35,233,613

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Other financial instruments:
Forward foreign currency contracts	—	$164,679	—	$164,679

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	TOTAL
Balance as of October 31, 2010	$9	—	—	$9
Accrued premiums/discounts	578	—	—	578
Realized gain (loss)(1)	(73,155)	—	—	(73,155)
Change in unrealized appreciation (depreciation)(2)	72,568	—	$(20,107)	52,461
Net purchases (sales)	—	$36,404	113,912	150,316
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of July 31, 2011	—	$36,404	$93,805	$130,209

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011(2)	—	—	$(20,107)	$(20,107)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $164,679. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,903,739
Gross unrealized depreciation	(1,079,985)

Net unrealized appreciation	$823,754

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
3-Months Euribor	19	9/11	$6,693,840	$6,714,361	$20,521
U.S. Treasury 5-Year Notes	17	9/11	2,050,407	2,064,570	14,163
U.S. Treasury 10-Year Notes	25	9/11	3,083,089	3,142,187	59,098
U.S. Treasury Ultra Long-Term Bonds	17	9/11	2,194,118	2,242,938	48,820

Net unrealized gain on open futures contracts					$142,602

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	JPMorgan Chase Bank	98,779	$162,114	8/18/11	$456
British Pound	UBS AG London	181,000	297,054	8/18/11	583
Euro	Citibank N.A.	3,479,861	4,998,486	8/18/11	58,126

					59,165

Contracts to Sell:
British Pound	Credit Suisse London	185,001	303,620	8/18/11	(1,059)
Euro	Citibank N.A.	2,600,000	3,734,649	8/18/11	(62,201)
Euro	Citibank N.A.	5,182,740	7,444,507	8/18/11	248,157
Euro	Credit Suisse London	295,013	423,758	8/18/11	3,294
Euro	Morgan Stanley & Co.	2,500,000	3,591,009	8/18/11	32,953
Euro	UBS AG London	740,963	1,064,322	8/18/11	10,119
Japanese Yen	Goldman Sachs International	156,321,400	2,030,979	8/18/11	(101,419)

					129,844

Net unrealized gain on open forward foreign currency contracts					$189,009

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivatives instruments categorized by risk exposure at July 31, 2011.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$142,602	—	—	$142,602
Foreign Exchange Contracts	—	$353,688	$(164,679)	189,009

Total	$142,602	$353,688	$(164,679)	$331,611

During the period ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Futures contracts (to buy)	$22,633,927
Futures contracts (to sell)†	2,617,747
Forward foreign currency contracts (to buy)	7,245,693
Forward foreign currency contracts (to sell)	15,523,674

†	At July 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 22, 2011

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: September 22, 2011